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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 11, 2004
                            (Date of report; date of
                            earliest event reported)


                         Commission file number: 1-3754


                      GENERAL MOTORS ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                   Delaware                                38-0572512
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                 Identification No.)


                             200 Renaissance Center
                         P.O. Box 200 Detroit, Michigan
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)









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Item 5.  Other Events


                               NEW GMAC PRESIDENT

William F. (Bill) Muir, 49, will become President of GMAC effective March 1, General Motors Chairman and Chief Executive Officer Rick Wagoner announced today. In his new role, Muir will run GMAC's global Automotive Finance and Insurance operations and will report to Eric Feldstein, GMAC Chairman. Muir has been GMAC's Chief Financial Officer since 1998 and also has acted as Chairman of GMAC's Insurance Group since 1999.

Replacing Muir as GMAC Executive Vice President and Chief Financial Officer is Sanjiv Khattri, 39, currently Assistant Treasurer of GM. Khattri will be in charge of GMAC's global funding, financial reporting and risk management activities. He will become a member of the GMAC Board of Directors and will also join the boards of GMAC's Mortgage, Insurance, and Commercial Finance operations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENERAL MOTORS ACCEPTANCE CORPORATION
                                     -------------------------------------
                                     (Registrant)



Dated:        February 11, 2004      /s/  WILLIAM F. MUIR
              ----------------       -------------------------------------
                                     William F. Muir
                                     Executive Vice President,
                                     Chief Financial Officer and Director


Dated:        February 11, 2004      /s/  LINDA K. ZUKAUCKAS
              ----------------       -------------------------------------
                                     Linda K. Zukauckas
                                     Controller and Principal Accounting Officer